Note 2 - Going Concern	6 Months Ended
Jun. 30, 2012
Notes
Note 2 - Going Concern

NOTE 2 – GOING CONCERN

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with Generally Accepted Accounting Principles in the United States applicable to a going concern. As of June 30, 2012, we had a net loss of $174,752, and negative working capital of $356,527, and an accumulated deficit of $8,440,080 and $8,265,331 as of June 30, 2012 and December 31, 2011, respectively. Although these factors raise substantial doubt as to our ability to continue as a going concern through December 31, 2012, we are taking several actions intended to mitigate against this risk. These actions include pursuing mergers and acquisitions that will provide profitable operations and positive operating cash flow.